SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                  FORM 8-K
                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934
                              ----------------

       Date of Report (Date of Earliest Event Reported) May 15, 2000
                                                      ---------------


                      NORTH FORK BANCORPORATION, INC.
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             (Exact Name of Registrant as Specified in Charter)


        DELAWARE                      1-20458                  36-3154608
----------------------------   -----------------------    ---------------------
(STATE OR OTHER JURISDICTION   (COMMISSION FILE NUMBER)      (I.R.S. EMPLOYER
     OF INCORPORATION)                                     IDENTIFICATION NO.)


               275 Broadhollow Road Melville, New York      11747
           ----------------------------------------------------------
            (Address of Principal Executive Offices)     (Zip Code)



(Registrant's Telephone Number, Including Area Code)    (516) 844-1004
                                                    ---------------------


ITEM 5.  OTHER EVENTS.

      On May 15, 2000, North Fork Bancorporation, Inc., a Delaware corporation ("North Fork") filed Amendment No. 3 to its registration statement (the "Registration Statement") on Form S-4 with the Securities and Exchange Commission relating to the offer (the "Offer") by North Fork to exchange 0.9302 shares of North Fork common stock and $2.00 in cash for each outstanding share of common stock of Dime Bancorp, Inc., a Delaware corporation ("Dime"), including the associated preferred share purchase rights issued pursuant to the Dime stockholder protection rights plan. This current report on Form 8-K contains information updating certain information contained in the Registration Statement.

      1.    Dime Federal Securities Litigation.

            On May 15, 2000, Dime filed a motion to dismiss the counterclaims brought by North Fork in Dime's federal securities law litigation against North Fork and to strike certain affirmative defenses raised by North Fork in its answer to Dime's first amended complaint in that litigation.

      2.    Dime Litigation Against Salomon Smith Barney.

            On May 15, 2000, Dime filed a First Amended Complaint with the Supreme Court of the State of New York, County of New York, in its litigation against Salomon Smith Barney. The amended complaint names both Salomon Smith Barney and North Fork as defendants.

            As against defendant Salomon Smith Barney, the amended complaint alleges that Dime's 1997 engagement letter with Salomon Smith Barney, which was executed in connection with Dime's retention of Salomon Smith Barney as its financial advisor with respect to Dime's acquisition of North American Mortgage Company in 1997, prohibited Salomon Smith Barney from disclosing any confidential information about Dime to any entity or advising any entity interested in acquiring or otherwise entering into a business combination transaction with Dime unless Salomon obtained Dime's prior written consent, and that Salomon Smith Barney breached this agreement by advising North Fork with respect to its exchange offer without obtaining Dime's prior consent.

            The amended complaint seeks the following relief as against Salomon Smith Barney: (i) an order permanently enjoining Salomon from providing financial or advisory services to North Fork in connection with its exchange offer and related proxy solicitations; (ii) an unspecified amount of damages; (iii) costs and disbursements of the action; and (iv) such further relief as the court may deem just and proper.

            As against defendant North Fork, the amended complaint alleges that North Fork intentionally interfered with, and caused Salomon Smith Barney to breach, its 1997 engagement letter with Dime. Dime has based its tortious interference with contract claim against North Fork on allegations that (i) an engagement letter between North Fork and Salomon Smith Barney expressly states that Salomon Smith Barney would use information provided by Dime to provide advice to North Fork, (ii) North Fork was obligated under its 1998 confidentiality and standstill agreement with Dime to ascertain whether Salomon Smith Barney was prohibited from disclosing information about Dime to North Fork, (iii) because of this alleged obligation, North Fork was aware that the 1997 engagement letter between Salomon Smith Barney and Dime prohibited Salomon Smith Barney from disclosing confidential information about Dime or advising North Fork in connection with a business combination transaction with Dime without Dime's consent, and (iv) North Fork nonetheless intentionally induced Salomon Smith Barney to breach its agreement with Dime by retaining Salomon Smith Barney to advise it in connection with its exchange offer for Dime stock, because "North Fork sought to obtain intimate knowledge of the business and operations of Dime and [North American Mortgage Company], knowledge no other investment banker had."

            Dime's amended complaint seeks the following relief as against North Fork: (i) an unspecified amount of damages; (ii) costs and disbursements of the action; and (iii) such other relief as the court may deem just and proper.

            North Fork believes that the claims made by Dime against North Fork in the amended complaint are without merit and intends to contest Dime's claims vigorously.

      3.    Dime Savings Employee Solicitation Litigation.

            On May 8, 2000, Dime's principal subsidiary, The Dime Savings Bank of New York, FSB ("Dime Savings"), filed a complaint and a motion for preliminary injunction against North Fork and its subsidiary, North Fork Bank, in New York State Supreme Court. Dime Savings' complaint alleges that the defendants breached a non-solicitation provision contained in a confidentiality agreement originally entered into between North Fork and KeyBank National Association ("KeyBank"), whose rights allegedly were assigned to Dime Savings when Dime Savings purchased certain KeyBank branches in 1999. Dime Savings alleged that the defendants breached this provision by allegedly soliciting three Dime Savings employees to work at North Fork Bank. Dime Savings also alleges that these employees took with them confidential information about Dime Savings customers and then began soliciting certain of those customers, allegedly in violation of codes of conduct allegedly signed by these employees while employed by Dime Savings.

            The defendants believe Dime Savings' claims are without merit and on May 15, 2000, filed an opposition to Dime Savings' preliminary injunction motion. On May 17, 2000, the defendants filed a motion to dismiss Dime Savings' complaint. Also on May 17, Dime Savings sought expedited discovery from the defendants, and also sought to adjourn the preliminary injunction motion so that it would have an opportunity to submit a reply brief. The request for an adjournment was denied and the court scheduled a hearing for the following afternoon to discuss the request for expedited discovery.

            On May 18, 2000, the defendants filed a brief in opposition to Dime Savings' request for expedited discovery. That same day, the court denied Dime Savings' request for expedited discovery and set up a briefing schedule for the opposition and reply briefs concerning the defendants' motion to dismiss the complaint.

            On May 19, 2000, Dime Savings submitted a letter to the court in which it withdrew without prejudice its motion for a preliminary injunction.

      4.    Regulatory Approval of the Offer.

            On May 15, 2000, the Antitrust Division of the U.S. Department of Justice issued a civil investigative demand on North Fork seeking information relating to North Fork and the Offer, including information concerning any agreements, arrangements or understandings between North Fork and Fleet Boston Corporation.

      5.    Press Release.

            On May 17, 2000, North Fork held an investor conference call and issued a press release with respect to certain matters relating to the Offer. A copy of the press release, which includes a copy of the prepared remarks delivered on the investor conference call by John A. Kanas, Chairman, President and Chief Executive Officer of North Fork, is filed herewith as Exhibit 99.1.



ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS.

(c)      Exhibits

         99.1      Text of press release issued by North Fork on May 17, 2000.




                                 SIGNATURE


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Dated: May 22, 2000

                                          NORTH FORK BANCORPORATION, INC.


                                          By: /s/ Daniel M. Healy
                                             ----------------------------------
                                             Name:  Daniel M. Healy
                                             Title: Executive Vice President
                                                    and Chief Financial Officer



                               EXHIBIT INDEX

      Exhibit
      Number      Description

      99.1        Text of press release issued by North Fork on May 17, 2000.